SUB-ITEM 77Q1(e)

                              AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT

     This Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to April 14, 2006 and entered into as of the effective dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement, and AIM. This Memorandum of Agreement also restates the Memorandum of Agreement previously in effect prior to April 14, 2006, and entered into as of the effective dates indicated on Exhibit "A" between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Sector Funds, AIM Stock Funds and AIM Treasurer's Series Trust, on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement and AIM.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

     1. Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities.

     2. Neither a Fund nor AIM may remove or amend the fee waivers to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Fund and AIM are unable to reach an agreement on the amount of the fee waiver to which the Fund and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and AIM agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

                                                                SUB-ITEM 77Q1(E)

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                         AIM COUNSELOR SERIES TRUST
                                         AIM EQUITY FUNDS
                                         AIM FUNDS GROUP
                                         AIM GROWTH SERIES
                                         AIM INTERNATIONAL MUTUAL FUNDS
                                         AIM INVESTMENT FUNDS
                                         AIM INVESTMENT SECURITIES FUNDS
                                         AIM SECTOR FUNDS
                                         AIM SELECT REAL ESTATE INCOME FUND
                                         AIM STOCK FUNDS
                                         AIM SUMMIT FUND
                                         AIM TAX-EXEMPT FUNDS
                                         AIM VARIABLE INSURANCE FUNDS


                                         By: /s/ Philip A. Taylor
                                             -----------------------------------
                                         Title: President


                                         AIM TREASURER'S SERIES TRUST
                                         SHORT-TERM INVESTMENTS TRUST
                                         TAX-FREE INVESTMENTS TRUST


                                         By: /s/ Karen Dunn Kelley
                                             -----------------------------------
                                         Title: President


                                         AIM ADVISORS, INC.


                                         By: /s/ Philip A. Taylor
                                             -----------------------------------
                                         Title: President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                   EFFECTIVE DATE     COMMITTED UNTIL*
---------                                   --------------     ----------------
AIM Advantage Health Sciences Fund         November 25, 2003
AIM Floating Rate Fund**                    April 14, 2006
AIM Multi-Sector Fund                      November 25, 2003
AIM Structured Core Fund                    March 31, 2006
AIM Structured Growth Fund                  March 31, 2006
AIM Structured Value Fund                   March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                                   EFFECTIVE DATE     COMMITTED UNTIL*
---------                                   --------------     ----------------
AIM Capital Development Fund                 June 21, 2000
AIM Charter Fund                             June 21, 2000
AIM Constellation Fund                       June 21, 2000
AIM Diversified Dividend Fund              December 28, 2001
AIM Large Cap Basic Value Fund               June 21, 2000
AIM Large Cap Growth Fund                    June 21, 2000
AIM Select Basic Value Fund                 August 29, 2002

                                 AIM FUNDS GROUP

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Basic Balanced Fund                   September 28, 2001
AIM European Small Company Fund             August 30, 2000
AIM Global Value Fund                      December 27, 2000
AIM International Small Company Fund        August 30, 2000
AIM Mid Cap Basic Value Fund               December 27, 2001
AIM Select Equity Fund                       June 1, 2000
AIM Small Cap Equity Fund                   August 30, 2000

                                AIM GROWTH SERIES

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Basic Value Fund                         June 5, 2000
AIM Global Equity Fund                     September 1, 2001
AIM Mid Cap Core Equity Fund               September 1, 2001
AIM Small Cap Growth Fund                 September 11, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective April 14, 2004, AIM Floating Rate Fund, formerly the sole series of AIM Floating Rate Fund, was restructured as a series of AIM Counselor Series Trust.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Asia Pacific Growth Fund                 June 21, 2000
AIM European Growth Fund                     June 21, 2000
AIM Global Aggressive Growth Fund            June 21, 2000
AIM Global Growth Fund                       June 21, 2000
AIM International Growth Fund                June 21, 2000
AIM International Core Equity Fund         November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM China Fund                              March 31, 2006
AIM Developing Markets Fund                September 1, 2001
AIM Enhanced Short Bond Fund                March 31, 2006
AIM Global Health Care Fund                September 1, 2001
AIM International Bond Fund                 March 31, 2006
AIM Japan Fund                              March 31, 2006
AIM Trimark Endeavor Fund                  November 4, 2003
AIM Trimark Fund                           November 4, 2003
AIM Trimark Small Companies Fund           November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Global Real Estate Fund                 April 29, 2005
AIM High Yield Fund                          June 1, 2000
AIM Income Fund                              June 1, 2000
AIM Intermediate Government Fund             June 1, 2000
AIM Limited Maturity Treasury Fund           June 1, 2000
AIM Money Market Fund                        June 1, 2000
AIM Municipal Bond Fund                      June 1, 2000
AIM Real Estate Fund                      September 11, 2000
AIM Short Term Bond Fund                    August 29, 2002
AIM Total Return Bond Fund                 December 28, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM SECTOR FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Energy Fund                            November 25, 2003
AIM Financial Services Fund                November 25, 2003
AIM Gold & Precious Metals Fund            November 25, 2003
AIM Leisure Fund                           November 25, 2003
AIM Technology Fund                        November 25, 2003
AIM Utilities Fund                         November 25, 2003

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Select Real Estate Income Fund           May 31, 2002

                                 AIM STOCK FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Dynamics Fund                          November 25, 2003
AIM S&P 500 Index Fund                     November 25, 2003

                                 AIM SUMMIT FUND

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Summit Fund                              July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM High Income Municipal Fund               June 1, 2000
AIM Tax-Exempt Cash Fund                     June 1, 2000
AIM Tax-Free Intermediate Fund               June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          AIM VARIABLE INSURANCE FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM V.I. Aggressive Growth Fund               May 1, 2000
AIM V.I. Basic Balanced Fund                  May 1, 2000
AIM V.I. Basic Value Fund                 September 10, 2001
AIM V.I. Blue Chip Fund                       May 1, 2000
AIM V.I. Capital Appreciation Fund            May 1, 2000
AIM V.I. Capital Development Fund             May 1, 2000
AIM V.I. Core Equity Fund                     May 1, 2000
AIM V.I. Core Stock Fund                    April 30, 2004
AIM V.I. Demographic Trends Fund              May 1, 2000
AIM V.I. Diversified Income Fund              May 1, 2000
AIM V.I. Dynamics Fund                      April 30, 2004
AIM V.I. Financial Services Fund            April 30, 2004
AIM V.I. Global Health Care Fund            April 30, 2004
AIM V.I. Government Securities Fund           May 1, 2000
AIM V.I. Growth Fund                          May 1, 2000
AIM V.I. High Yield Fund                      May 1, 2000
AIM V.I. International Growth Fund            May 1, 2000
AIM V.I. Large Cap Growth Fund             September 1, 2003
AIM V.I. Leisure Fund                       April 30, 2004
AIM V.I. Mid Cap Core Equity Fund         September 10, 2001
AIM V.I. Money Market Fund                    May 1, 2000
AIM V.I. Premier Equity Fund                  May 1, 2000
AIM V.I. Real Estate Fund                   April 30, 2004
AIM V.I. Small Cap Equity Fund             September 1, 2003
AIM V.I. Small Company Growth Fund          April 30, 2004
AIM V.I. Technology Fund                    April 30, 2004
AIM V.I. Utilities Fund                     April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
Government & Agency Portfolio                June 1, 2000
Government TaxAdvantage Portfolio            June 1, 2000
Treasury Portfolio                           June 1, 2000
Liquid Assets Portfolio                      June 1, 2000
STIC Prime Portfolio                         June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
Tax-Free Cash Reserve Portfolio              June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.